SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                               _________________



                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): August 17, 1994


Vanguard Real Estate Fund I, A Sales-Commission-Free Income Properties Fund
- - ---------------------------------------------------------------------------
(Exact name of the registrant as specified in its character)


Massachusetts                       0-16785             23-6861048
- - -------------                       -------            -----------
(State of other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification No.)


Vanguard Financial Center, Malvern, PA                 19355
- - --------------------------------------                 -----
(Address of principal executive offices)               (Zip Code)


Registrant s telephone number, including area code (610) 669-1000

                                     INDEX


Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . -

Index . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ITEM
NO.

Item 1.Change in Control of Registrant . . . . . . . . . . .2
Item 2.Acquisition or Disposition of Assets. . . . . . . . .2
Item 3.Bankruptcy or Receivership. . . . . . . . . . . . . .2
Item 4.Changes in Registrant s Certifying Accountant . . . .2
Item 5.Other Events. . . . . . . . . . . . . . . . . . . . .2
Item 6.Resignation of Registrant s Directors . . . . . . . .2
Item 7.Financial Statements and Exhibits

          Pro forma Statement of Operations, year ended
           December 31, 1993 . . . . . . . . . . . . . . . .3
          Notes to pro forma Statement of Operations, year
           ended December 31, 1993 . . . . . . . . . . . . .4
          Pro forma Statement of Operations, six-months
           ended June 30, 1994 . . . . . . . . . . . . . . .5
          Notes to pro forma Statement of Operations,
           six-months ended June 30, 1994. . . . . . . . . .6
          Pro forma Balance Sheet at June 30, 1994 . . . . .7
          Notes to pro forma Balance Sheet at
           June 30, 1994 . . . . . . . . . . . . . . . . . .8

Item 8.Change in Fiscal Year . . . . . . . . . . . . . . . .2


Signatures. . . . . . . . . . . . . . . . . . . . . . . . . 9

Item 1.Change in Control of Registrant

     None

Item 2.Acquisition or Disposition of Assets

     On August 17, 1994, Vanguard Real Estate Fund I (the "Fund") sold the Arden Hills building in its Minnesota Portfolio for $5,550,000. Arden Hills, purchased in February 1988 for $7,275,000, is the largest of the three office buildings in the Minnesota Portfolio. In accordance with the terms of the advisory agreement between the Fund and Aldrich, Eastman and Waltch (AEW), the Fund paid an acquisition fee of $145,500, representing 2% of the purchase price, and will pay a dispo-sition fee of $111,000, representing 2% of the sales price, in connec-tion with its investment in the Arden Hills building. The Fund also, at closing, paid a brokerage commission of $111,000. The Fund expects to realize a capital loss of approximately $1,200,000 on the sale of the Arden Hills building, substantially all of which was recognized via a write-down of the investment s carrying value in the second quarter of 1994.

Item 3.Bankruptcy or Receivership

     None

Item 4.Changes in Registrant s Certifying Accountant

     None

Item 5.Other Events

     None

Item 6.Resignation of Registrant s Directors

     None

Item 7.Financial Statements and Exhibits

     Unaudited pro forma statements of operations for the year ended Decem-ber 31, 1993 and for the six-months ended June 30, 1994, respectively, and an unaudited pro forma balance sheet at June 30, 1994, are filed as part of this report.

Item 8.Change in Fiscal Year

     None

The following unaudited pro forma statement of operations presents the results of operations of Vanguard Real Estate Fund I ("VREF I") as of December 31, 1993, as if the August 17, 1994 disposition of the Arden Hills building ("Arden Hills") and the 1993 dispositions of Carmel Office Park ("Carmel") and Citadel II each occurred on January 1, 1993. Such pro forma information is based upon the historical results of operations for VREF I, Arden Hills, Carmel and Citadel II for the year ended December 31, 1993, giving effect to the pro forma adjustments relating only to those items which will have a continuing impact on the Fund's Statement of Operations described below. This statement does not purport to be indicative of results of operations that actually would have resulted if VREF I had disposed of Arden Hills, Carmel, and Citadel II on January 1, 1993. This statement should be read in conjunction with the financial statements of VREF I included in its 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.


                          VANGUARD REAL ESTATE FUND I,
                 A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                       PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1993  (7)
                                  (Unaudited)

                                                                      Pro Forma
                                                  Pro Forma           Adjustments
                              Historical          Adjustments         1993                Pro Forma
                              VREF I              Arden Hills         Dispositions        Results
                              (000)               (000)               (000)               (000)
REAL ESTATE INCOME
Rental Income                 $7,517              ($908)    (1)       ($1,273)      (5)  $5,336
Mortgage Interest Income       1,279                 -                    -               1,279
Net Income from
  In-Substance
  Foreclosed Assets            2,499                 -                   (915)      (5)   1,584
                              -------             -------             --------            -------
                              11,295               (908)               (2,188)            8,199
                              -------             -------             --------            -------
REAL ESTATE EXPENSES
Mortgage Interest Expense      1,030                 -                   (778) (5)          252
Real Estate Taxes                823               (226)    (1)          (178) (5)          419
Property Operating Expenses    1,042                (42)    (1)          (432) (5)          568
Depreciation and Amortization  1,503               (162)    (1)          (430) (5)          911
Provision for Possible Losses  2,798                 -                   (298) (6)        2,500
                             -------             -------             --------            -------
                               7,196               (430)               (2,116)            4,650
                             -------             -------             --------            -------
INCOME FROM REAL ESTATE        4,099               (478)                  (72)            3,549

INVESTMENT INCOME FROM
SHORT-TERM INVESTMENTS           367                 -      (2)          (169) (2)          198
                             -------             -------             --------            -------
                               4,466               (478)                 (241)            3,747
                             -------             -------             --------            -------
ADMINISTRATIVE EXPENSES
Investment Advisory Fee          421                (28)    (3)           (67) (3)          326
Administrative Fee               350                (25)    (4)           (47) (4)          278
Other Administrative Expenses    357                 -                     -                357
                             -------             -------             --------            -------
                               1,128                (53)                 (114)              961
                             -------             -------             --------            -------
NET INCOME                    $3,338              ($425)                ($127)           $2,786
                             =======             =======             ========            =======

Weighted Average Shares
 Outstanding              11,039,590                                                 11,039,590
                          ==========                                                 ==========

Net Income per Share           $0.30                                                      $0.25
                              ======                                                     ======

The accompanying notes are an integral part of this statement.

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993

(1) To record decreases in rental income, real estate taxes, property operating expenses, and depreciation and amortization based on the historical operating results of Arden Hills included in VREF I's historical results of operations for the year ended December 31, 1993.

(2) The Fund currently anticipates that the net proceeds of the Arden Hills transaction will be paid out with its year-end 1994 distribution to shareholders. For purposes of pro forma presentation of the Fund's operating results for the year ended December 31, 1993, Fund manage-ment has assumed that the net proceeds made available from the Arden Hills and Carmel transactions were immediately distributed to share holders on January 1, 1993, and, accordingly, (i) no investment earn-ings have been imputed on the Arden Hills net proceeds and (ii) a pro forma adjustment to decrease short-term investment income by $169,000 has been recorded to reverse income earned during the last five months of 1993 on the funds received from the payoff of the Carmel mortgage loan investment.

(3) To record a decrease in the investment advisory fee based upon the decrease in real estate assets held by the Fund.

(4) To record a decrease in the administrative fee based upon the decrease in assets held by the Fund.

(5) To record decreases in rental income, net income from in-substance foreclosed assets, mortgage interest expense, real estate taxes, property operating expenses, and depreciation and amortization based on the historical operating results of Citadel II and Carmel included in VREF I s historical results of operations for the year ended Decem-ber 31, 1993.

(6) To reverse the amount recorded in the provision for possible losses in 1993 related to Carmel and Citadel II.

(7) The estimated $1,200,000 loss on the sale of Arden Hills has not been included in the pro forma statement of operations for the year ended December 31, 1993 since such loss is a nonrecurring loss after income from continuing operations.

     Pursuant to the Fund s prospectus, the Fund may not reinvest the net proceeds received from sales in additional real estate investments after December 31, 1993. If cash available for investment (giving effect to Arden Hills and Carmel as if they had been disposed of on January 1, 1993) were assumed to have been invested in short-term money market instruments (it is, in the opinion of the Fund's manage ment, impracticable to assume that a suitable real estate investment consistent with the Fund s investment objectives would have been identified for the investment of such available cash) and not assumed to have been distributed on January 1, 1993, the Fund would have earned approximately an additional $399,000 in short-term investment income, using an average interest rate of 3.0%, on a pro forma basis for the year ended December 31, 1993, resulting in investment income from short-term investments of $766,000.

The following unaudited pro forma statement of operations presents the results of operations of Vanguard Real Estate Fund I ("VREF I") as of June 30, 1994, as if the disposition of the Arden Hills building ("Arden Hills") occurred on January 1, 1993. Such pro forma information is based upon the historical results of operations for VREF I and Arden Hills for the six-months ended June 30, 1994, giving effect to the pro forma adjustments described below. This statement does not purport to be indicative of results of operations that actually would have resulted if VREF I had disposed of Arden Hills on January 1, 1993. This statement should be read in conjunction with the financial statements of VREF I included in its 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.


                          VANGUARD REAL ESTATE FUND I,
                 A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX-MONTHS ENDED JUNE 30, 1994  (6)
                                  (Unaudited)

                                                       Pro Forma
                                   Historical          Adjustments     Pro Forma
                                   VREF I              Arden Hills     Results
                                   (000)               (000)           (000)
REAL ESTATE INCOME
Rental Income                      $3,638              ($473) (1)      $3,165
Mortgage Interest Income              521                 -               521
Net Income from
  In-SubstanceForeclosed Assets       341                 -               341
                                   ------              ------          ------
                                    4,500               (473)           4,027
                                   ------              ------          ------

REAL ESTATE EXPENSES
Mortgage Interest Expense             123                 -               123
Real Estate Taxes                     368               (107) (1)         261
Property Operating Expenses           485                (15) (1)         470
Depreciation and Amortization         597                (80) (1)         517
Provision for Possible Losses/
  (Charge Offs)                       780             (1,070) (2)        (290)
                                   ------              ------          ------
                                    2,353             (1,272)           1,081
                                   ------              ------          ------

INCOME FROM REAL ESTATE             2,147                799            2,946

INVESTMENT INCOME FROM
SHORT-TERM INVESTMENTS                157                 -   (3)         157
                                   ------              ------          ------
                                    2,304                799            3,103
                                   ------              ------          ------

ADMINISTRATIVE EXPENSES
Investment Advisory Fee               173                (14) (4)         159
Administrative Fee                    149                (12) (5)         137
Other Administrative Expenses         163                 -               163
                                   ------              ------          ------
                                      485                (26)             459
                                   ------              ------          ------

NET INCOME                         $1,819               $825           $2,644
                                   ======              ======          ======


Weighted Average Shares
 Outstanding                   11,019,978                          11,019,978
                               ==========                          ==========

Net Income per Share                $0.17                               $0.24
                                    =====                               =====


The accompanying notes are an integral part of this statement.

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX-MONTHS ENDED JUNE 30, 1994


(1) To record decreases in rental income, real estate taxes, property operating expenses, and depreciation and amortization based on the historical operating results of Arden Hills included in VREF I's historical results of operations for the six-months ended June 30, 1994.

(2) To reverse the provision for possible losses recorded in the second quarter of 1994 to reduce the carrying value of the Arden Hills build ing to its estimated fair value minus selling costs.

(3) The Fund currently anticipates that the net proceeds of the Arden Hills transaction will be paid out with its year-end 1994 distribution to shareholders. For purposes of pro forma presentation of the Fund's operating results for the six-months ended June 30, 1994, Fund manage-ment has assumed that the net proceeds made available from this trans-action were immediately distributed to shareholders on January 1, 1993, and, accordingly, no investment earnings have been imputed on the Arden Hills net proceeds.

(4) To record a decrease in the investment advisory fee based upon the decrease in real estate assets held by the Fund.

(5) To record a decrease in the administrative fee based upon a decrease in assets, resulting from the assumed January 1, 1993 distribution to shareholders of the net proceeds of the Arden Hills transaction, held by the Fund.

(6) Pursuant to the Fund s prospectus, the Fund may not reinvest the net proceeds received from sales in additional real estate investments after December 31, 1993. If cash available for investment, giving effect to Arden Hills if it had been disposed of on January 1, 1993, were assumed to have been invested in short-term money market instru-ments for the first six months of 1994, and not assumed to have been distributed on January 1, 1993, the Fund would have earned approxi-mately $82,000 in short-term investment income, using an average interest rate of 3.0%, on a pro forma basis for the six-months ended June 30, 1994.

     The following unaudited pro forma balance sheet presents the financial position of Vanguard Real Estate Fund I ("VREF I") as of June 30, 1994 as the disposition of the Arden Hills building ("Arden Hills") had occurred as of June 30, 1994. Such pro forma information is based upon the histor-ical balance sheet data of VREF I and Arden Hills as of that date, giving effect to the pro forma adjustments described below. This pro forma finan-cial information should be read in conjunction with the financial state-ments of VREF I included in its 1993 Annual Report on Form 10-K and Quar-terly Reports on Form 10-Q.


                          VANGUARD REAL ESTATE FUND I,
                 A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                  (Unaudited)

                                                            Pro Forma
                                        Historical          Adjustments
                                        VREF I              Arden Hills     Pro Forma
                                        (000)               (000)           (000)
ASSETS
Investments in Real Estate:-
   Direct Ownership Investments:
      Land                              $15,766              ($870)  (1)    $14,896
      Building and Improvements          42,823             (6,622)  (1)     36,201
                                        -------             -------         -------
                                         58,589             (7,492)          51,097
      Less - Accumulated Depreciation     5,237             (1,040)  (1)      4,197
                                        -------             -------         -------
                                         53,352             (6,452)          46,900
   Mortgage Loans Receivable             10,646                -             10,646
                                        -------             -------         -------
     Net Investment Portfolio            63,998             (6,452)          57,546
Short - Term Investments:
   Marketable Securities - REMICs         2,202                -              2,202
   Vanguard Money Market Reserves -
     Prime Portfolio                      1,982              5,434   (2)      7,416
   Temporary Cash Investments             7,496                -              7,496
Other Assets                              1,255                (74)  (1)      1,181
                                        -------             -------         -------
TOTAL ASSETS                            $76,933            ($1,092)         $75,841
                                        =======             =======         =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage Loan                            $2,431                -             $2,431
Due to Affiliates                           161                111   (3)        272
Dividends Payable                         1,653                -              1,653
Other Liabilities                           434                (11)  (1)        423
                                        -------             -------         -------
TOTAL LIABILITIES                         4,679                100            4,779
                                        -------             -------         -------
Shares of Beneficial Interest,
  without par value, unlimited shares
  authorized                             80,608                 -            80,608
Accumulated Distributions in Excess of
  Net Income                              8,354              1,192   (4)      9,546
                                        -------             -------         -------
TOTAL SHAREHOLDERS' EQUITY               72,254             (1,192)          71,062
                                        -------             -------         -------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY               $76,933            ($1,092)         $75,841
                                        =======             =======         =======

The accompanying notes are an integral part of this statement.

                 NOTES TO JUNE 30, 1994 PRO FORMA BALANCE SHEET


(1) To record the reduction in land, building and improvements, accumu lated depreciation, other assets and other liabilities based on the historical financial position of Arden Hills included in VREF I's historical balance sheet at June 30, 1994.

(2) To record the increase in short-term investments resulting from the investment of the estimated net proceeds of the Arden Hills disposi-tion. The Fund currently anticipates that the net proceeds of the Arden Hills transaction will be paid out with its year-end 1994 dis-tribution to shareholders.

(3)  To record the 2% disposition fee due the Fund's Adviser.

(4)  To record the estimated loss on the disposition of Arden Hills.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          VANGUARD REAL ESTATE FUND I
                 A SALES-COMMISSION-FREE INCOME PROPERTIES FUND


DATE:  September 1, 1994        BY:  Ralph K. Packard
                                     Vice President & Controller